SEC 873 (1-99)
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       November 25, 2002
                                                   -----------------------------
                               Register.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware             0-29739                     11-3239091
------------------------------    ---------------            ------------------
  (State or other jurisdiction    (Commission                 (IRS Employer
         of incorporation)         File Number)              Identification No.)

 575 8th Avenue, 8th Floor, New York, New York                   10018
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code        (212) 798-9100
                                                      --------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On November 26, 2002, Register.com, Inc. announced that Mitchell Quain has been named Executive Chairman, an expansion on his role as Chairman of the Board. A press release dated November 26, 2002, announcing Mr. Quain's new role is incorporated by reference herein and is filed as Exhibit 99.1 to this report.

         As a company executive, Mr. Quain no longer qualifies as an "independent" director and therefore is not eligible to continue to serve on the Audit Committee under the Nasdaq Marketplace Rules. The Board has therefore elected Jim Rosenthal, one of our current independent directors, to replace Mr. Quain on the Audit Committee.


Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

          10.24 Employment Agreement by and between Register.com and Mitchell Quain, dated November 25, 2002.

          99.1 Press release dated November 26, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   REGISTER.COM, INC.
                                             -----------------------------------
                                                  (Registrant)

           November 26, 2002                      /s/ Jack S. Levy
-------------------------------------------- -----------------------------------
           Date                               Jack S. Levy, Vice President,
                                              General Counsel and Secretary



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


                                  EXHIBIT INDEX



Exhibit Number        Description

10.24 Employment Agreement by and between Register.com and Mitchell Quain, dated November 25, 2002.

99.1                  Press Release dated November 26, 2002



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